                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              ESCALON MEDICAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

[ESCALON(R) LOGO]                                                       Escalon Medical Corp.
                                                                        351 E. Conestoga Road
                                                                              Wayne, PA 19087
                                                          Tel. 610-688-6830 Fax. 610-688-3641

--------------------------------------------------------------------------------

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 1, 2002

To the Shareholders of Escalon Medical Corp.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the shareholders of Escalon Medical Corp. (the "Company" or "Escalon") will be held at the offices of Duane Morris, LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, on Friday, November 1, 2002, at 9:00 a.m., local time, for the following purposes:

     1. To elect two Class III directors;

     2. To consider a proposal to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan;

     3. To ratify the selection of Parente Randolph, LLC as the Company's independent auditors for the fiscal year ending June 30, 2003; and

     4. To transact such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

     The Board of Directors has fixed the close of business on September 20, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

     Shareholders are cordially invited to attend the Annual Meeting. In order to constitute a quorum for the conduct of business at the Annual Meeting, the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote must be present in person or be represented by proxy.

                                          By Order of the Board of Directors,

                                          Richard J. DePiano
                                          Chief Executive Officer

Wayne, Pennsylvania
October 1, 2002

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A SHAREHOLDER DECIDES TO ATTEND THE ANNUAL MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                             ESCALON MEDICAL CORP.
                             351 E. CONESTOGA ROAD
                                WAYNE, PA 19087

                                PROXY STATEMENT

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

GENERAL INFORMATION ON THE MEETING

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Escalon Medical Corp., a Pennsylvania corporation (the "Company"), for use at the 2002 Annual Meeting of shareholders of the Company to be held on Friday, November 2, 2001, at 9:00 a.m., local time, at the offices of Duane Morris, LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, and at any adjournment, postponement or continuation thereof.

     The cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to the use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock. This proxy statement and accompanying proxy are first being sent to the shareholders of the Company on or about October 1, 2002.

RECORD DATE AND VOTING

     Only shareholders of record at the close of business on September 20, 2002 are entitled to notice of, and to vote at, the Annual Meeting. As of September 20, 2002, 3,345,851 shares of the Company's Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each Shareholder is entitled to one vote for each share of Common Stock held on all matters to come before the meeting.

     The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A shareholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a shareholder delivering a valid proxy to the Secretary of the Company bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted for all nominees listed herein under "Election of Directors," for the approval of the amendment to the Company's 1999 Equity Incentive Plan and for ratification of the selection of Parente Randolph, LLC as the Company's independent auditors for the fiscal year ending June 30, 2003.

     The two candidates for election as a Class III director who receive the largest number of votes cast by the holders of Common Stock in person or by proxy at the Annual Meeting will be elected as Class III directors. The approval of the amendments to the Company's 1999 Equity Incentive Plan and for the ratification of the selection of independent auditors will require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock. Shares of Common Stock held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and will not represent votes cast for the election of Class III directors or the other two proposals. Abstentions will be treated as the withholding of authority to vote for nominees for election as Class III directors. Abstentions from voting and broker non-votes will therefore have no effect on the election of Class III directors or the approval of the other two proposals because they will not represent votes cast at the Annual Meeting.

                                (PROPOSAL NO. 1)

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of six members. Each director is elected for a term of three years and until his successor is elected and has qualified or until his earlier resignation or removal. The current three-year terms of the Company's directors expire in the years 2002, 2003 and 2004, respectively.

     Two Class III directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below, both of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filed by a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

     The names of the nominees for Class III directors and the Class I directors and Class II directors who will continue in office after the Annual Meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

                                                                         NOMINEES FOR ELECTION
CLASS III DIRECTORS               DIRECTOR    YEAR TERM          PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR                   SINCE     WILL EXPIRE   AGE      YEARS AND CERTAIN DIRECTORSHIPS
----------------                  --------   -----------   ---   --------------------------------------
Richard J. DePiano..............    1996        2005*      61    Chairman and CEO of Escalon Medical
                                                                 Corp. since March 1997. CEO of the
                                                                 Sandhurst Company, LP and Managing
                                                                 Director of the Sandhurst Venture Fund
                                                                 since 1986; Chairman of the Board of
                                                                 Directors of Surgical Laser
                                                                 Technologies, Inc. and a director of
                                                                 PhotoMedex, Inc.

Jay L. Federman, MD.............    1996        2005*      63    Chief of the Division of Ophthal-
                                                                 mology at the Medical College of
                                                                 Pennsylvania and M.C.P. Hahnemann
                                                                 School of Medicine and as Co-Director
                                                                 of the Retina Service at Wills Eye
                                                                 Hospital in Philadelphia; Chairman of
                                                                 the Board of Directors of Escalon
                                                                 Medical Corp. from February 1996 to
                                                                 March 1997; Director of Surgical Laser
                                                                 Technologies, Inc.

---------------

* If elected at the Annual Meeting.

CLASS I DIRECTORS
                                                                     DIRECTORS CONTINUING IN OFFICE
                                  DIRECTOR    YEAR TERM          PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR                   SINCE     WILL EXPIRE   AGE      YEARS AND CERTAIN DIRECTORSHIPS
----------------                  --------   -----------   ---   --------------------------------------
William Kwan....................    1999        2003       61    Retired; Vice President of Business
                                                                 Development of Alcon Laboratories,
                                                                 Inc., a medical products company, from
                                                                 October 1996 to 1999, and Vice
                                                                 President of International Surgical
                                                                 and Instruments from November 1989 to
                                                                 October 1996.

Anthony Coppola.................    2000        2003       64    Principal and operator of real estate
                                                                 and commercial property, from 1988 to
                                                                 present; Retired Division President of
                                                                 SKF Industries, a manufacturing
                                                                 company, from 1963 to 1986.

                                                                     DIRECTORS CONTINUING IN OFFICE
CLASS II DIRECTORS                DIRECTOR    YEAR TERM          PRINCIPAL OCCUPATIONS DURING PAST FIVE
NAME OF DIRECTOR                   SINCE     WILL EXPIRE   AGE      YEARS AND CERTAIN DIRECTORSHIPS
----------------                  --------   -----------   ---   --------------------------------------
Fred G. Choate..................    1998        2004       55    President of Beaumark Capital LLP, a
                                                                 venture capital firm, since January
                                                                 1999; Manager of the Greater Phila-
                                                                 delphia Venture Capital Corp. from
                                                                 1992 to 1998; Director of Berean Fed-
                                                                 eral Savings Bank.

Jeffrey F. O'Donnell............    1999        2004       41    President and CEO of PhotoMedex, Inc.,
                                                                 a medical products company, since
                                                                 November 1999; President and CEO of
                                                                 X-Site Medical LLC, a medical products
                                                                 company, from January 1999 to November
                                                                 1999; President of Radiance Medical
                                                                 Systems, Inc., cardiology products,
                                                                 from May 1997 to January 1999; Vice
                                                                 President of Sales of Kensey Nash
                                                                 Corporation, cardiology products, from
                                                                 January 1995 to May 1997; Director of
                                                                 Radiance Medical Systems, Inc. and
                                                                 PhotoMedex, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during the fiscal year ended June 30, 2002. All of the six members of the Board of Directors attended in person or telephonically at least 75% of the meetings of the Board of Directors and the Committees of which they were members during the fiscal year ended June 30, 2002.

     The Board of Directors has established three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee.

     Executive Committee. The Executive Committee has the authority to take action that can be taken by the Board of Directors, consistent with applicable law, between meetings of the Board of Directors. The Executive Committee consists of three directors: Mr. DePiano, Mr. Choate and Dr. Federman.

     Audit Committee. The Audit Committee has the primary responsibility of assisting the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. The Committee's functions include: (i) selecting, evaluating and, where appropriate, replacing the independent auditors; (ii) reviewing the scope of the annual audit to be performed by the independent auditors; (iii) reviewing the results of those audits; and (iv) meeting periodically with management and the Company's independent auditors to review financial, accounting and internal control matters. The Audit Committee held four meetings during the fiscal year ended June 30, 2002. The Audit Committee consists of three directors: Mr. Choate, Mr. Kwan and Mr. Coppola.

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors on the compensation and benefits payable to the officers and key employees of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee is also charged with determining candidates who are eligible for grants of stock options under the Company's stock option plans. In addition, the Compensation Committee is responsible for administering and interpreting such plans. The Compensation Committee held two meetings during the fiscal year ended June 30, 2002. The Compensation Committee consists of two directors: Mr. Choate and Mr. Coppola.

COMPENSATION OF DIRECTORS

     None of the Company's directors was paid any directors fees by the Company during the fiscal year ended June 30, 2002. On August 13, 2002, Dr. Federman, Mr. Kwan, Mr. Coppola, Mr. Choate and Mr. O'Donnell were each issued stock options to purchase 10,000 shares of the Company's Common Stock which are vested in full. The exercise price for each of these options was $1.45 per share. Each option expires ten years after the date of grant and is exercisable in full on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings.

     Jeffrey F. O'Donnell rendered consulting services to the Company pursuant to a consulting agreement with the Company dated March 15, 1999. Mr. O'Donnell's consulting agreement provided for an annual consulting fee of $48,000, payable in monthly installments, and reimbursement of expenses reasonably incurred in connection with his services performed for the Company. The consulting agreement expired on June 30, 2001, and Mr. O'Donnell has agreed not to compete with the Company for a period of two years after the expiration of such agreement.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three directors, none of whom is an officer of Escalon and all of whom are considered "independent" under the listing standards of The Nasdaq Stock Market.

     Management has the primary responsibility for Escalon's financial statements and the financial reporting process, including the system of internal controls. Escalon's independent auditors are responsible for performing an independent audit of Escalon's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee has adopted a charter, under which the Audit Committee is responsible for monitoring, on behalf of our Board of Directors, Escalon's financial reporting process and Escalon's internal controls and accounting practices. The Audit Committee is also responsible for confirming the independence of Escalon's independent auditors.

     The Audit Committee has reviewed Escalon's audited consolidated financial statements and discussed those statements with management. The Audit Committee has also discussed with Parente Randolph, LLC, Escalon's independent auditors during the fiscal year ended June 30, 2002, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).

     The Audit Committee received from Parente Randolph, LLC the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Parente Randolph, LLC matters relating to its independence.

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that Escalon's audited consolidated financial statements be included in Escalon's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and be filed with the Securities and Exchange Commission.

     The Audit Committee also considered the compatibility of the provision of non-audit services by Parente Randolph, LLC discussed below under "Audit and Non-Audit Fees" with the maintenance of Parente Randolph, LLC's independence.

                                          Fred G. Choate
                                          William Kwan
                                          Anthony Coppola

September 24, 2002

AUDIT AND NON-AUDIT FEES

     Audit Fees. The aggregate fees billed to Escalon by Parente Randolph, LLC, the Company's independent public accountants, in connection with (i) the audit of Company's annual consolidated financial statements for the fiscal year ended June 30, 2002 and (ii) the reviews of the consolidated financial statements included in the Company's Form 10-Q quarterly reports for the fiscal year ended June 30, 2002 was $62,015.

     Financial Design and Implementation Fees. No fees were billed by Parente Randolph, LLC for information technology services rendered by Parente Randolph, LLC during the fiscal year ended June 30, 2002.

     All Other Fees. The aggregate fees billed by Parente Randolph, LLC for non-audit services other than information technology services during the fiscal year ended June 30, 2002 was $20,712 for tax consulting and planning services.

                       EXECUTIVE OFFICERS OF THE COMPANY

NAME                                    AGE                  POSITION
----                                    ---                  --------
Richard J. DePiano....................  61    Chairman and Chief Executive Officer
Harry M. Rimmer.......................  55    Senior Vice President, Finance,
                                              Secretary and Treasurer

     Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano is Chairman of the Board of Directors of Surgical Laser Technologies, Inc. Mr. DePiano is a member of the Board of Directors of PhotoMedex, Inc.

     Mr. Rimmer was appointed Vice President, Corporate Development of the Company in March 2000. In August 2000 his role was expanded to include Vice President, Finance and Secretary. In August 2001 his role was expanded to include Senior Vice President, Finance, Secretary and Treasurer. From 1996 until 1999 Mr. Rimmer served as the Finance Director for Irving Tissue, Inc., a manufacturing and marketing company based in Philadelphia. In 1995 Mr. Rimmer was the Finance Officer for a division of Scott Paper, and for the first eight months of 1996 Mr. Rimmer was employed by the Kimberly Clark organization in connection with the divestment of a business unit.

EXECUTIVE COMPENSATION

     The following table sets forth certain compensation paid by the Company to its Chief Executive Officer and certain other highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown. This table includes Ronald L. Heneke, who left the Company effective June 30, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                ANNUAL COMPENSATION         COMPENSATION AWARDS
                             -------------------------   -------------------------
                                                                        SECURITIES
NAME AND                                                 OTHER ANNUAL   UNDERLYING      ALL OTHER
PRINCIPAL POSITION           YEAR    SALARY     BONUS    COMPENSATION    OPTIONS     COMPENSATION(1)
------------------           ----   --------   -------   ------------   ----------   ---------------
Richard J. DePiano.........  2002   $250,000   $93,000          --        50,000         $36,324
  Chairman and Chief         2001   $250,000   $60,000          --       105,000         $18,320
  Executive Officer          2000   $240,000   $     0          --        90,000         $27,400
Harry M. Rimmer............  2002   $120,000   $15,000          --        25,000              --
  Senior Vice President
  Finance
Ronald L. Hueneke..........  2002   $120,000   $     0     $25,841             0         $ 7,800
  Former President and
  Chief                      2001   $120,000   $     0          --        35,000         $ 7,800
  Operating Officer          2000   $105,000   $     0          --        27,500         $ 6,500

---------------

(1) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance and (b) insurance premiums paid for life insurance;
    (ii) in the case of Mr. Hueneke, an automobile allowance.

              OPTION GRANTS IN LAST FISCAL YEAR INDIVIDUAL GRANTS

                                                                  % OF TOTAL
                                                     NUMBER OF     OPTIONS
                                                     SECURITIES   GRANTED TO
                                                     UNDERLYING   EMPLOYEES     EXERCISE
                                                      OPTIONS     IN FISCAL       PRICE      EXPIRATION
NAME                                                  GRANTED        YEAR      (PER SHARE)      DATE
----                                                 ----------   ----------   -----------   ----------
Richard J. DePiano.................................    50,000       29.11%        $2.77       11/2/11
Harry M. Rimmer....................................    25,000       14.56%        $2.77       11/2/11

---------------

(1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements." The options of Mr. Rimmer vest over a five-year period. The options of Mr. DePiano vested over a twenty-four month period.

                AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUE

                                                                                     VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                             SHARES                  OPTIONS AT JUNE 30, 2002          AT JUNE 30, 2002
                           ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                        EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Richard J. DePiano.......         0      $     0      395,208        49,792         $42,375        $2,938
Ronald L. Hueneke........    53,667      $25,841        1,708             0         $   315        $    0
Harry M. Rimmer..........         0      $     0       27,083        62,917         $ 1,077        $1,860

---------------

(1) Potential unrealized value is (i) the fair market value at fiscal 2002 year-end less the option exercise price times (ii) the number of options. Fair market value as of fiscal 2002 year-end was determined based on a closing sale price on June 28, 2002 of $2.150.

     No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENTS

     On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The initial term of the employment agreement commenced on May 12, 1998 and continued through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The agreement currently provides for a base salary of $250,000 per year plus incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors. The agreement also provides for health and long-term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

     On July 1, 1999 the Company entered into an Employment Agreement with Ronald L. Hueneke to serve as the Company's President and Chief Operating Officer, which expired on June 30, 3002. Mr. Hueneke's employment agreement provided for a base salary at a rate established by the Company's Board of Directors, which was set at $120,000 per annum during 2002. Mr. Hueneke was also entitled to receive incentive compensation in the form of a cash bonus to be paid to Mr. Hueneke at the discretion of the Board of Directors. The agreement also provided for health, life and long-term disability insurance and other fringe benefits. Ronald L. Hueneke, left the Company upon the expiration of his employment agreement on June 30, 2002.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 20, 2002, certain information regarding the beneficial ownership of the Common Stock by (i) each director and nominee for election as director of the Company, (ii) each of the persons named in the Summary Compensation table under "Executive Compensation" above and (iii) all directors and executive officers of the Company as a group. Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") the table sets forth the most recent information provided in filings made with the Securities and Exchange Commission by the reporting persons. No person is known by the Company to be the beneficial owner of more than 5% of the Common Stock.

     The calculation of percentage ownership as shown for each person in the following table assumes the exercise of all options held by such person that are exercisable on or before December 1, 2002, but not the exercise of any other person's options. Additionally, certain of the reporting persons share beneficial ownership of certain securities of the Company. Any securities as to which beneficial ownership is shared are set forth on the table below as beneficially owned by each person to whom beneficial ownership may be attributed. See the footnotes to the table for information as to shared beneficial ownership of the Company's securities.

                           BENEFICIAL OWNERSHIP TABLE

                                                                     AMOUNT OF
                                            AMOUNT OF                BENEFICIAL
                                            BENEFICIAL               OWNERSHIP    AMOUNT OF
                                           OWNERSHIP OF              OF SHARES    AGGREGATE    AGGREGATE
NAME AND ADDRESS                           OUTSTANDING    PERCENT    UNDERLYING   BENEFICIAL    PERCENT
OF BENEFICIAL OWNER                        SHARES(1)**    OF CLASS    OPTIONS     OWNERSHIP    OF CLASS
-------------------                        ------------   --------   ----------   ----------   ---------
Fred G. Choate(2)........................        816          *        35,000       35,816        1.1%
Richard J. DePiano.......................     16,528          *       445,000      461,528       12.2%
Jay L. Federman, M.D. ...................     42,072        1.3%       55,000       97,072        2.9%
Jeffrey F. O'Donnell.....................      1,000          *        35,000       36,000        1.1%
William Kwan.............................         --          *        50,000       50,000        1.5%

                                                                     AMOUNT OF
                                            AMOUNT OF                BENEFICIAL
                                            BENEFICIAL               OWNERSHIP    AMOUNT OF
                                           OWNERSHIP OF              OF SHARES    AGGREGATE    AGGREGATE
NAME AND ADDRESS                           OUTSTANDING    PERCENT    UNDERLYING   BENEFICIAL    PERCENT
OF BENEFICIAL OWNER                        SHARES(1)**    OF CLASS    OPTIONS     OWNERSHIP    OF CLASS
-------------------                        ------------   --------   ----------   ----------   ---------
Anthony Coppola..........................         --          *        20,000       20,000          *
Harry M. Rimmer..........................         --          *        90,000       90,000        2.6%
Ronald L. Hueneke........................         --          *             0            0          *
All directors and executive officers as a
  group (8 persons)......................     60,416        1.8%      730,000      780,416       19.2%

---------------

 *  Less than 1%.

 ** Includes outstanding shares owned by the named person but does not include shares as to which such person has the right to acquire.

(1) Except as indicated in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) Mr. Choate shares voting power of 215 of these shares with his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own ten percent or more of the Company's Common Stock, to file with the Commission reports of ownership and changes in ownership. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the period July 1, 2001 through June 30, 2002, all filing requirements applicable to its officers and directors were complied with, except that Richard J. DePiano, Jay L. Federman, Ronald L. Hueneke, Fred G. Choate, William Kwan, Jeffrey O'Donnell, Fred G. Choate and William Kwan filed their respective Form 5 late.

                                (PROPOSAL NO. 2)

                    AMENDMENT OF 1999 EQUITY INCENTIVE PLAN

     At the Annual Meeting, there will be presented to the shareholders a proposal to approve and adopt an amendment to the Company's 1999 Equity Incentive Plan (the "Equity Incentive Plan"). On August 13, 2002 the Board of Directors of the Company approved the proposed amendment to the Equity Incentive Plan subject to Shareholder approval at the Annual Meeting. The amendment will not be effective unless and until Shareholder approval is obtained.

     The amendment would increase the number of shares available for issuance under the Equity Incentive Plan from 635,000 to 835,000 shares of Common Stock. The Board of Directors believes that the Company's ability to grant options under the Equity Incentive Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of eligible director, officers, key employees and consultants with the financial interests of the Company's shareholders. As of June 30, 2002, options to purchase 1,153,458 shares of Common Stock were outstanding under the Equity Incentive Plan; and options to purchase 178,497 shares remained available for future grants. An increase in the number of shares available for issuance is necessary to meet the objectives described above. The Board of Directors believes that it is in the best interests of the Company and its shareholders to incorporate this change into the Equity Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.

DESCRIPTION OF THE EQUITY INCENTIVE PLAN

     The purpose of the Equity Incentive Plan is to enhance the ability of the Company and its subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to those persons and to promote the success of the Company. The Equity Incentive Plan currently permits the grant of options for a maximum of 635,000 shares of the Company's Common Stock.

     Options granted under the Equity Incentive Plan may be options intended to qualify as incentive stock options ("Incentive Stock Options") under section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that are not intended to so qualify ("Non-Qualified Stock Options") (collectively the "Options") granted to those officers, directors, consultants and key employees of the Company and the subsidiaries of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and the subsidiaries of the Company. Nothing contained in the Equity Incentive Plan affects the right of the Company or any subsidiary of the Company to terminate the employment of any employee or the services of any director, optionee or consultant.

     As of September 20, 2002, options to purchase 1,326,208 shares of the Common Stock were outstanding under the Equity Incentive Plan. The Company believes that additional shares must be reserved under the Equity Incentive Plan to satisfy anticipated annual Option grants over the next several years. The number of persons who are eligible to participate in the Equity Incentive Plan is approximately 61, including executive officers and directors of the Company and executive officers of subsidiaries of the Company.

     On September 20, 2002, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $1.51 per share.

     No Options may be granted under the Equity Incentive Plan after July 15, 2009. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. The maximum number of shares of Common Stock for which Options may be granted under the Equity Incentive Plan to any employee in any calendar year is 100,000 shares.

     The Equity Incentive Plan is administered by a committee appointed by the Board of Directors of the Company, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the Compensation Committee of the Board of Directors, consisting of Mr. Choate and Mr. Coppola. See "Election of Directors -- Meetings and Committees of the Board of Directors." The Committee is authorized to (i) interpret the provisions of the Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the directors, officers, employees and consultants to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

     The exercise price of shares subject to Options granted under the Equity Incentive Plan will be set by the Committee but may not be less than 100%, with respect to Incentive Stock Options, and 85%, with respect to Non-Qualified Stock Options, of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

     Options will be evidenced by written agreements in such form not inconsistent with the Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no Option that is unexercisable at the time of the optionee's termination of employment or service to the Company may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

     An outstanding Non-Qualified Stock Option that has become exercisable generally terminates one year after the optionee ceases to be a consultant, director, officer or employee of the Company or any subsidiary due to death, retirement or total disability and three months after such termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability, death or retirement and three months after an employment termination for any other reason. Notwithstanding, the foregoing, an Incentive Stock Option that is exercised more that three months after termination of employment due to retirement will lose its status as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

     The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

     The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

     The Board of Directors may terminate or amend the Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required Shareholder approval or any Shareholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the Equity Incentive Plan without the consent of an optionee if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

     The following table sets forth the total number of shares of Common Stock for which stock options have been awarded to the persons and groups listed below under the Equity Incentive Plan as of September 20, 2002.

AWARDS MADE UNDER THE EQUITY INCENTIVE PLAN

                                                                NUMBER
NAME AND POSITION                                             OF OPTIONS
-----------------                                             ----------
Richard J. DePiano..........................................   495,000
Jay Federman, MD............................................    65,000
Fred G. Choate..............................................    45,000
Jeffrey F. O'Donnell........................................    45,000
William L. Kwan.............................................    60,000
Anthony Coppola.............................................    30,000
Harry Rimmer................................................   115,000
All current executive officers as a group...................   610,000
All current directors who are not executive officers as a
  group.....................................................   245,000
All employees other than executive officers and directors as
  a group...................................................   716,208

FEDERAL INCOME TAX CONSEQUENCES

     Based on the advice of counsel, the Company believes that the normal operation of the Equity Incentive Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the Equity Incentive Plan.

     An employee receiving an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

     In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

     Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in the Optionee's income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

     Incentive Stock Options granted under the Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. (Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee's computation of the Optionee's alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

     If the Optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition." In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

     Except as provided below, the use of shares already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option (if any), and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

     Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

     The Company will be entitled to a tax deduction in connection with an Option under the Equity Incentive Plan in an amount equal to the ordinary income realized by the Optionee and at the time such Optionee recognizes such income (including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

     The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Equity Incentive Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Equity Incentive Plan or upon the Optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

                                (PROPOSAL NO. 3)

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed the firm of Parente Randolph, LLC as independent public accountants for the year ending June 30, 2003.

     The appointment of auditors is made by the Audit Committee of the Board of Directors. In making its decision, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the shareholders for ratification at the Annual Meeting.

     Although not required by law or by the By-laws of the Company, the Board of Directors has determined that it would be desirable to request ratification of this appointment by the Shareholders. If ratification is not received, the Board will reconsider the appointment. A representative of Parente Randolph, LLC is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, LLC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Shareholders may submit proposals on matters appropriate for Shareholder action at annual meetings in accordance with Rule 14a-8 of the proxy rules of the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 2003 Annual Meeting, such proposals must be received by the Company no later than June 2, 2003. Proposals should be directed to the attention of the Secretary of the Company.

     Pursuant to Section 2.3 of the Company's By-Laws, if a Shareholder wishes to present at the Company's 2003 Annual Meeting of shareholders (i) a proposal relating to nominations for and election of directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the Commission, the Shareholder must comply with the provisions relating to Shareholder proposals set forth in the Company's By-Laws, which are summarized below. Written notice of any such proposal containing the information required under the Company's By-laws, as described herein, must be delivered in person, by first class United States mail postage prepaid or by reputable overnight delivery service to the Company's Secretary at the Company's principal executive offices at the address set forth in the front of this proxy statement during the period commencing on June 2, 2003 and ending on July 2, 2003.

     A written proposal of nomination for a director must set forth (A) the name and address of the Shareholder who intends to make the nomination (the "Nominating Shareholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Company beneficially owned within the meaning of Commission Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the Nominating Shareholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Commission if proxies were to be solicited for the election as a director of each person so proposed. Only candidates nominated by Shareholders for election as a member of the Company's Board of Directors in accordance with the By-law provisions summarized herein will be eligible to be considered or acted upon for election at such meeting of Shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at such meeting of shareholders.

     A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy solicitation rules of the Commission if proxies were solicited for Shareholder consideration of the matter at a meeting of shareholders. Only Shareholder proposals submitted in accordance with the By-law provisions summarized above will be eligible for presentation at the 2003 Annual Meeting of shareholders, and any matter not submitted to the Company's Board of Directors in accordance with such provisions will not be considered or acted upon at the 2003 Annual Meeting of shareholders.

ANNUAL REPORT ON FORM 10-K

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of such person, a copy of the Company's annual report on Form 10-K for the year ended June 30, 2002, including the financial statements, but excluding exhibits. Requests for copies of such report should be directed to the Company, Attention: Richard J. DePiano.

     EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                              ESCALON MEDICAL CORP.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 1, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Richard J. DePiano and Harry M. Rimmer, or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane Morris, LLP, One Liberty Place, 1650 Market Street, Philadelphia, PA 19103-7396, on November 1, 2002 at 9:00 a.m. or any adjournment or continuation thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1.   ELECTION OF CLASS III DIRECTORS  _  FOR all nominees   _ WITHHOLD AUTHORITY
                                      listed below (except  to vote for the
                                      as marked to          all nominees
                                      contrary)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

                              Richard J. DePiano
                              Jay L. Federman, MD

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES IN PROPOSAL 1.

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE PLAN.

            FOR _             AGAINST _               ABSTAIN _

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 2.


3. PROPOSAL TO RATIFY THE SELECTION OF PARENTE RANDOLPH, LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

            FOR _             AGAINST _               ABSTAIN _

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 3.

4. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

           IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN

              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


      This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" each nominee for Class III Director, "FOR" the Proposal to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan, and "FOR" the ratification of Parente Randolph, LLC as the independent auditors of the Company. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.


      Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.


                        DATE _________________________________, 2002


                        _____________________________________________
                        SIGNATURE

                        _____________________________________________
                        SIGNATURE


                        I Do _    I Do Not _    expect to attend the meeting.


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.